Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential Investment Portfolios 5 of our report dated September 22, 2021, relating to the financial statements and financial highlights, which appear in PGIM 60/40 Allocation Fund's Annual Report on Form N-CSR for the year ended July 31, 2021. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

New York, New York

September 27, 2021

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential Investment Portfolios 5 of our report dated September 20, 2021, relating to the financial statements and financial highlights, which appear in the Prudential Day One 2015 Fund, Prudential Day One 2020 Fund, Prudential Day One 2025 Fund, Prudential Day One 2030 Fund, Prudential Day One 2035 Fund, Prudential Day One 2040 Fund, Prudential Day One 2045 Fund, Prudential Day One 2050 Fund, Prudential Day One 2055 Fund, Prudential Day One 2060 Fund, and Prudential Day One 2065 Fund's Annual Reports on Form N-CSR for the year ended July 31, 2021. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

New York, New York

September 27, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential Investment Portfolios 5 of our report dated September 20, 2021, relating to the financial statements and financial highlights, which appear in Prudential Day One Income Fund's Annual Report on Form N-CSR for the year ended July 31, 2021. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

New York, New York

September 27, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential Investment Portfolios 5 of our report dated September 20, 2021, relating to the financial statements and financial highlights, which appear in PGIM Jennison Diversified Growth Fund's Annual Report on Form N-CSR for the year ended July 31, 2021. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

New York, New York

September 27, 2021

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential Investment Portfolios 5 of our report dated September 20, 2021, relating to the financial statements and financial highlights, which appear in PGIM Jennison Rising Dividend Fund's Annual Report on Form N-CSR for the year ended July 31, 2021. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

New York, New York

September 27, 2021